UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 19, 2017

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Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA   19010

Registrant's telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

_    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

ڤ   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

ڤ   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

ڤ   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

Bryn Mawr Bank Corporation (the “Corporation”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amending the Corporation’s Current Report on Form 8-K filed on January 19, 2017 (the “Original Form 8-K”) that furnished in Exhibit 99.1 thereto the Corporation’s January 19, 2017 press release announcing results of operations for the quarter ended December 31, 2016 (the “Original Earnings Release”). Attached as Exhibit 99.1 to this Amendment No. 1 is an updated press release announcing results of operations for the quarter ended December 31, 2016 (“Updated Earnings Release”) which corrects an inadvertent error reported in the Original Earnings Release related to the Corporation’s delinquent loans and leases. The following line items in the Summary Financial Information (unaudited) Table as of September 30, 2016 and December 31, 2016 reflect the corrected data:

●	Nonperforming loans and leases 30 or more days past due;
●	Performing loans and leases 30 to 89 days past due;
●	Total delinquent loans and leases;
●	Delinquent loans and leases to total loans and leases; and
●	Delinquent performing loans and leases to total loans and leases.

The information furnished in this Item 2.02, including the Updated Earnings Release attached hereto as Exhibit 99.1 and incorporated by reference herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including such Exhibit, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit 99.1 – Updated Press Release announcing the results of operations for the quarter ended December 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Michael W. Harrington
Michael W. Harrington,
Chief Financial Officer

Date:     January 20, 2017

EXHIBIT INDEX

Exhibit 99.1 – Updated Press Release announcing the results of operations for the quarter ended December 31, 2016